                                                                    EXHIBIT 24.1



                               POWER OF ATTORNEY
                            STERLING COMMERCE, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Sterling Commerce, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints James E. O'Bannon and Sina R. Hekmat the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for the Corporation to sign on the Corporation's behalf a Registration Statement on Form S-4 (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Securities Act")), for the purpose of registering, pursuant to the Securities Act, shares of Common Stock, par value $.01 per share, of the Corporation, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement (and any such abbreviated registration statement), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                                STERLING COMMERCE, INC.



                                By: /s/ Warner C. Blow
                                    ------------------------------------------
                                    Warner C. Blow
                                    President and Chief Executive Officer


Dated:  May 6, 1998

                                                                    EXHIBIT 24.1



                               POWER OF ATTORNEY
                            STERLING COMMERCE, INC.


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Albert K. Hoover, Dennis P. Byrnes, James E. O'Bannon and Sina R. Hekmat the true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, to sign on his or her behalf, as a director or officer, or both, as the case may be, of Sterling Commerce, Inc., a Delaware corporation (the "Corporation"), a Registration Statement on Form S-4 (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462 under the Securities Act of 1933, as amended (the "Securities Act")), for the purpose of registering, pursuant to the Securities Act, shares of Common Stock, par value $.01 per share, of the Corporation, and to sign any or all amendments and any or all post-effective amendments to such Registration Statement (and any such abbreviated registration statement), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, each of them with or without the others, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

      /s/ Warner C. Blow                           /s/ Evan A. Wyly
----------------------------------      ---------------------------------------
        Warner C. Blow                               Evan A. Wyly

                                                  /s/ Honor R. Hill
----------------------------------      ---------------------------------------
     Sterling L. Williams                           Honor R. Hill

    /s/ Charles J. Wyly, Jr.                      /s/ Robert E. Cook
----------------------------------      ---------------------------------------
       Charles J. Wyly, Jr.                         Robert E. Cook

         /s/ Sam Wyly                           /s/ Steven P. Shiflet
----------------------------------      ---------------------------------------
           Sam Wyly                               Steven P. Shiflet


Dated: May 6, 1998